SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Foster Plaza 7

661 Andersen Drive

Pittsburgh, PA 15220

(Address of Principal Executive Offices, including Zip Code)

(412) 937-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit 99.1 Press release dated June 30, 2003.

Exhibit 99.2 Information furnished pursuant to Regulation FD.

Item 9.    REGULATION FD DISCLOSURE.

Exhibit 99.1 contains a press release issued by the Company on June 30, 2003.

Exhibit 99.2 contains information related to the Company furnished pursuant to Regulation FD.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE DESIGN TECHNOLOGIES CORPORATION

Date: June 30, 2003	By:	/s/ CHARLES B. FROMM

Charles B. Fromm Vice President, Secretary & General Counsel

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Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated June 30, 2003.

99.2	Information furnished pursuant to Regulation FD.

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